EXHIBIT 99.1

                September 30, 2001 Selected Financial Information

     Information for the three and nine months ended September 30, 2001 and 2000 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions are intended to identify forward looking statements. While these statements reflect the Company's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events. Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations. The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise. For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see "Risk Factors" filed as Exhibit 99.1 to the Company's Form 10-K.


                                                MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                   SUMMARY OF BALANCE SHEET INFORMATION
                                                               (UNAUDITED)

                                                                                            As of
                                                                        September 30, 2001       September 30, 2000
                                                                        -------------------------------------------
    Closing Market Price                                                $            14.00                    11.81
    Current Annual Dividend                                                         1.1300                   1.0925
    Dividend Yield (based on current annualized dividend)                             8.1%                     9.2%


    Common Shares Outstanding                                                   14,718,130               13,744,634
    Operating Partnership Units                                                  3,324,962                3,407,240
    Convertible Debentures                                                         463,429                1,252,482
                                                                        -------------------------------------------
          Fully Diluted Shares                                                  18,506,521               18,404,356
                                                                        -------------------------------------------
    Fixed Rate Debt                                                     $      172,843,982              176,997,970
    Variable Rate Debt                                                          59,359,037               45,740,555
                                                                        -------------------------------------------
          Total Debt                                                    $      232,203,019              222,738,525
                                                                        -------------------------------------------

    % Fixed Rate Debt                                                                74.4%                    79.5%
    % Variable Rate Debt                                                             25.6%                    20.5%

    Weighted Average Interest Rate - Fixed Rate Debt                                  8.1%                     8.3%
    Weighted Average Interest Rate - Variable Rate Debt                               5.1%                     7.9%

                                           MID-ATLANT1C REALTY TRUST AND SUBSIDIARIES
                                              DEBT SUMMARY AS OF SEPTEMBER 30, 2001



                                                                Interest              Maturity                            Balance
Property Name              Property No.  Loan Type                Rate   Maturity      Year     Debt Holder              09/30/01
------------------------------------------------------------------------------------------------------------------------------------

Arundel Plaza              040511         Mortgage                7.453%  09/01/2009      2009 Protective Life        $ 11,529,919
Club Centre                052011         Mortgage                 9.75%  01/01/2020      2020 Canada Life               5,138,172*
Del Alba Plaza             011711         Mortgage                 7.51%  04/01/2010      2010 Wingate                   6,988,703
Enchanted Forest SC        051611         Mortgage                 8.00%  12/01/2003      2003 Luthern Bros.            11,073,581
Harford Mall               010011         Mortgage                 9.78%  07/01/2003      2003 Aetna                    18,596,709
Ingleside SC               051411         Mortgage                 8.25%  09/01/2012      2012 First Union              12,466,358
New Town Village           010711         Mortgage                 8.05%  04/01/2006      2006 West Southern            12,286,044
Orchard Square             052221         Mortgage                 7.70%  09/01/2009      2009 Credit Suisse             2,558,594
Perry Hall Square          053011         Mortgage                 6.84%  12/01/2008      2008 Southern Life             5,725,054
Rosedale SC                045811         Mortgage                10.25%  08/01/2001      2001 Canada Life                     -
Saucon Valley Square       014511         Mortgage                 8.18%  11/01/2010      2010 Provident Mutual          8,339,431
Shawan Plaza               052811         Mortgage                 9.75%  01/01/2020      2020 Canada Life              13,333,559*
Shoppes at Easton          010611         Mortgage                 8.63%  04/01/2002      2002 West Southern             7,227,137
Skyline Village            014711         Mortgage                 7.55%  03/01/2011      2011 West Southern             4,427,272
Stonehedge Square          013011         Mortgage                 8.61%  09/01/2007      2007 Mortgage Capital          5,473,662
Timonium SC                052411         Mortgage                 6.85%  03/01/2011      2011 IDS/AmEx                 10,833,377
Timonium Crossing          052611         Mortgage                7.475%  01/01/2009      2009 GE Capital                5,465,198
Wayne Plaza                012311         Mortgage                 8.08%  09/01/2010      2010 UBS                       8,936,366
Wilkens Beltway &
  Office II                047411/047422  Mortgage               10.375%  11/01/2003      2003 MART/Kens Partners          399,702
York Road Plaza            041511         Mortgage                7.87%   01/01/2006      2006 Nationwide                8,179,144
                                                                                                                     -------------
                                                                                                    Total Mortgages  $ 158,977,982
                                                                                                                     -------------

Convertible Debentures     010000         Sub Debentures          7.625%    09/2003       2003                         $ 4,866,000
Revolving Line of Credit   010000         Unsecured Line     Libor + 125    04/2003       2003 Allfirst                 42,000,000
Lutherville Station        010911         Construction Loan        7.00%  07/01/2004      2004 Mercantile                9,000,000
Security Square SC         013111         Construction Loan  Libor + 150    10/2003       2003 Allfirst                  6,336,635
Waverly Woods              010911         Construction Loan  Libor + 150    06/2003       2003 Provident                11,022,402
                                                                                                                     -------------
                                                                                                Total Long Term Debt $ 232,203,019
                                                                                                                     =============
*Includes FMV adjustments - Club Center ($586,304) and Shawan ($1,521,460).



                                                MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                     SUMMARY OF OPERATING INFORMATION
                                                                (UNAUDITED)


                                                       Three months ended September 30,              Nine months ended September 30,
                                                               2001              2000                  2001             2000
                                                       --------------------------------              -------------------------------

    Diluted Funds From Operations                          $    7,772,713       6,677,440           $ 21,621,404        19,995,807
          FFO Per Share                                              0.42            0.37                   1.18              1.10

    Dividends Per Share                                    $       0.2825          0.2700           $     0.8475            0.8100
         Dividend/FFO Payout Ratio                                  66.7%           73.5%                  71.8%             73.8%

    WEIGHTED AVERAGE SHARES
    Basic                                                      14,450,624      13,481,714             14,114,120        13,550,361
    Diluted                                                    18,353,637      18,172,968             18,318,264        18,218,505

    UNVESTED RESTRICTED SHARES                                    250,196         257,244                250,196           257,244

    INTEREST COVERAGE

         Earnings Before Interest, Depreciation
          and extraordinary gain                           $   11,092,979       9,793,547           $ 31,742,740        28,958,125
         Interest Expense                                  $    4,302,837       4,136,263           $ 13,021,552        12,058,836
             Interest Coverage                                       2.58            2.37                   2.44              2.40

    FFO DILUTED RECONCILIATION

    Operating results:
       Earnings from operations                            $    3,741,576       2,970,190           $ 10,297,700         9,125,665
       Depreciation and amortization of
         property and improvements                              3,048,566       2,687,094              8,423,488         7,773,624
                                                           ------------------------------           ------------------------------
    FFO Basic                                                   6,790,142       5,657,284             18,721,188        16,899,289
       Debenture interest and amortization                         98,398         268,900                441,185           807,152
       OP Unit minority interest                                  884,173         751,256              2,459,031         2,289,366

                     FFO DILUTED                           $    7,772,713       6,677,440             21,621,404        19,995,807
                                                           ------------------------------           ------------------------------




                                                MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                    DEVELOPMENT/REDEVELOPMENT PROJECTS
                                                         As of September 30, 2001
                                                              (UNAUDITED)

                                            Development Projects Included in Operating Properties
                                            -----------------------------------------------------

                                                                 Total Costs    Estimated Costs   Projected/Actual
Property                                  Location                at 9/30/01     to Complete         Opening          Completion %
--------                                  --------               -----------    ---------------   ----------------    ------------
Burke Town Plaza Shopping Center          Burke, VA               $ 2,237,419    $         -      December 2000       100%
Glen Burnie Village Shopping Center       Baltimore County, MD        864,406              -      July 2000           100%
Rosedale Plaza Shopping Center            Baltimore County, MD      4,763,221              -      August 2000         100%
Security Square Shopping Center           Baltimore County, MD     11,722,380         24,941      December 2001       100%
Waverly Woods Shopping Center             Baltimore County, MD     11,103,624        233,739      December 2001       100%
                                                                   ==========        =======
                                                                  $30,691,050    $   258,680


                                                      Expansion/Redevelopment Projects
                                                      --------------------------------
                                                                 Total Costs    Estimated Costs   Projected
Property                                  Location                at 9/30/01     to Complete       Opening            Completion %
--------                                  --------               -----------    ---------------   ---------           ------------
Lutherville Station Shopping Center       Baltimore County, MD  $    115,266  $    500,000        Late 2001            50%
Perry Hall Super Fresh                    Baltimore County, MD     5,436,039     4,119,516        Spring 2002          0%
Shrewsbury Shopping Center                Shrewsbury, PA             380,992     6,887,149        Late 2002            0%
Smoketown Plaza Shopping Center           Dale City, VA            5,611,897     2,643,251        Spring 2003          0%
Miscellaneous Projects                                               891,517          -
                                                                ============  ============
                                                                $ 12,435,711  $ 14,149,916

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                            As of September 30, 2001
                                   (UNAUDITED)

 Lease       Number of      Approximate      Expiring Leases      Average
  Year        Expiring       Expiring          Annualized        Minimum Rent
Expiration     Leases          GLA           Minimum Rent      Per Square Foot
----------   ---------      -----------      ---------------   ---------------
2001            35            73,569         $  971,587          $ 13.21
2002            97           260,669          3,323,684            12.75
2003           100           502,424          4,479,846             8.92
2004           119           349,409          5,331,790            15.26
2005            86           457,373          4,553,913             9.96
2006           121           442,066          6,050,058            13.69
2007            43           338,158          3,481,261            10.29
2008            23           135,530          2,441,702            18.02
2009            18           210,995          2,202,416            10.44
2010            32           268,540          3,545,252            13.20
2011            28           305,196          2,310,597             7.57
Thereafter      61         1,389,315         16,964,728            12.21
            -------------------------------------------------------------------
               763         4,733,244        $55,656,834          $ 11.76
            ===================================================================


                                          MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                         LEASED RATES
                                                   As of September 30, 2001
                                                          (UNAUDITED)

                                                               Total SQ.         LEASED            PERCENT
MARYLAND                                                          FT.            SQ. FT.            LEASED
--------                                                       --------          ------            -------
Arundel Plaza Shopping Center                                  249,746          249,746              100%
Clinton Centre                                                  28,956           28,956              100%
Club Centre at Pikesville Shopping Center                       44,253           37,933               86%
Enchanted Forest Shopping Center                               139,898          139,898              100%
Fullerton Plaza Shopping Center                                152,834          144,334               94%
Glen Burnie Village Shopping Center                             75,185           57,805               77%
Harford Mall and Business Center                               624,904          608,289               97%
Ingleside Shopping Center                                      115,410          115,410              100%
Little Glen Shopping Center                                     18,823           11,568               61%
Lutherville Station - Office                                    69,473           69,473              100%
Lutherville Station - Retail                                   216,087          123,229               57%
New Town Village Shopping Center                               117,593          115,447               98%
North East Station Shopping                                     80,190           71,790               90%
Orchard Square Office                                           27,959           26,638               95%
Patriots Office                                                 28,289           18,831               67%
Patriots Plaza Shopping Center                                  38,727           38,727              100%
Perry Hall Shopping Center                                     210,587          185,415               88%
Radcliffe Shopping Center at Towson                             82,280           82,280              100%
Rolling Road Plaza Shopping Center                              62,757           51,313               82%
Rosedale Plaza Shopping                                         90,622           85,684               95%
Security Square Shopping Center                                 77,287           77,287              100%
Shawan Plaza Shopping Center                                    94,653           92,653               98%
Shoppes at Easton Shopping Center                              113,330          113,330              100%
Southwest Mixed Use Property                                    24,743           24,743              100%
Timonium Crossing Shopping Center                               59,462           34,428               58%
Timonium Shopping Center                                       207,135          183,357               89%
Waldorf Bowl                                                    26,128           26,128              100%
Waldorf Retail                                                   4,500            4,500              100%
Waverly Woods Shopping Center                                   99,347           95,666               96%
Wilkens Beltway Plaza Shopping Center                           79,740           79,740              100%
Wilkens Office I, II, III                                       52,770           50,844               96%
York Road Plaza Shopping Center                                 90,903           90,903              100%
                                                             ---------          -------              ----
MARYLAND TOTALS                                              3,404,571        3,136,345               92%
                                                             =========        =========              ====
DELAWARE
--------
Brandywine Commons Shopping Center                             165,805          165,805              100%
Milford Commons Shopping Center                                 61,100           58,700               96%
                                                               -------          -------              ----
DELAWARE TOTALS                                                226,905          224,505               99%
                                                               =======          =======              ====

                                                                                LEASED             PERCENT
VIRGINIA                                                                        SQ. FT.             LEASED
--------                                                                        ------             -------
Burke Town Plaza Shopping Center                               132,778          132,778              100%
Skyline Crossing Shopping Center                               126,641          123,841               98%
Smoketown Plaza Shopping Center                                175,991           90,228               51% *


*Under redevelopment.


                                          MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                    LEASED RATES (Continued)
                                                   As of September 30, 2001
                                                         (UNAUDITED)

Spotsylvania Crossing Shopping Center                          141,857          140,832                   99%
Sudley Towne Plaza Shopping Center                             107,761          106,561                   99%
                                                               -------          -------                   ---
VIRGINIA TOTALS                                                685,028          594,240                   87%
                                                               =======          =======                   ===
NEW YORK
--------
Colonie Plaza Shopping Center                                  140,406          127,789                   91%
Columbia Plaza Shopping Center                                 132,523          131,123                   99%
                                                               -------          -------                   ---
NEW YORK TOTALS                                                272,929          258,912                   95%
                                                               =======          =======                   ===
PENNSYLVANIA
------------
Wayne Heights Shopping Center                                  107,549           98,549                   92%
Wayne Avenue Plaza Shopping Center                             121,202          119,702                   99%
Saucon Valley Square Shopping Center                            80,695           80,695                  100%
Stonehedge Square Shopping Center                               87,860           87,860                  100%
                                                               -------          -------                  ----
PENNSYLVANIA TOTALS                                            397,306          386,806                   97%
                                                               =======          =======                  ====
MASSACHUSETTS
-------------
Del Alba Shopping Center                                        69,985           69,985                  100%
                                                               -------          -------                  ----
MASSACHUSETTS TOTALS                                            69,985           69,985                  100%
                                                             =========        =========                  ====
MID-ATLANTIC TOTALS                                          5,056,724        4,670,793                   92%
                                                             =========        =========                  ====
ILLINOIS
--------
Rolling Meadows                                                 37,225           37,225                  100%
                                                             ---------         --------                  ----
ILLINOIS TOTALS                                                 37,225           37,225                  100%
                                                             =========        =========                  ====
SUBTOTAL OPERATING PROPERTIES                                5,093,949        4,708,018                   92%
                                                             =========        =========                  ====
DEVELOPMENT OPERATIONS - MARYLAND
---------------------------------
Perry Hall Super Fresh Shopping Center                          56,329           56,329                  100%
Waverly Woods - Animal Hospital                                  4,200            4,200                  100%
                                                             ---------        ---------                  ----
DEVELOPMENT OPERATIONS - MARYLAND                               60,529           60,529                  100%
                                                             =========        =========                  ====
DEVELOPMENT OPERATIONS - VIRGINIA
---------------------------------
Smoketown Plaza Shopping Center                                160,000          160,000                  100%
                                                             ---------        ---------                  ----
DEVELOPMENT OPERATIONS - VIRGINIA                              160,000          160,000                  100%
                                                             ---------        ---------                  ----
TOTAL OPERATING & DEVELOPMENT                                5,314,478        4,928,547                   93%
                                                             =========        =========                  ====

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                             TOP 10 CENTERS BY SIZE

CENTER NAME                                  GLA            % OF TOTAL PORTFOLIO
-----------                                  ---            --------------------
Harford Mail                                598,004               11.2%
Lutherville Station Shopping Center         285,560                5.4%
Arundel Plaza Shopping Center               249,746                4.7%
Perry Hall Square Shopping Center           210,587                4.0%
Timonium Shopping Center                    207,135                3.9%
Smoketown Plaza Shopping Center             175,991                3.3%
Brandywine Commons Shopping Center          165,805                3.1%
Fullerton Plaza Shopping Center             152,834                2.9%
Spotsylvania Crossing Shopping Center       141,857                2.7%
Colonie Plaza Shopping Center               140,406                2.6%


                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                    TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

CENTER NAME                              MINIMUM RENT       % OF TOTAL PORTFOLIO
-----------                              ------------       --------------------
Harford Mall                           $ 4,876,000                 9.8%
Enchanted Forest Shopping Center         2,464,000                 4.9%
Brandywine Commons Shopping Center       2,167,000                 4.3%
New Town Village Shopping Center         2,114,000                 4.2%
Timonium Shopping Center                 1,807,000                 3.6%
Radcliffe Center Shopping Center         1,768,000                 3.5%
Lutherville Station Shopping Center      1,709,000                 3.4%
Ingleside Shopping Center                1,689,000                 3.4%
Shawan Plaza Shopping Center             1,654,000                 3.3%
Perry Hall Square Shopping Center        1,567,000                 3.1%
--------------------------------------------------------------------------------
APPROXIMATE ANNUALIZED MINIMUM RENT
TOTAL PORTFOLIO                        $50,000,000
--------------------------------------------------------------------------------

                                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                   TOP 10 TENANTS BY ANNUALIZED MINIMUM RENT

CENTER NAME                               TENANT                            MINIMUM RENT       % OF TOTAL PORTFOLIO
-----------                               ------                            ------------       --------------------
Security Square Shopping Center         Super Fresh                          $ 989,179               2.0%
New Town Village Shopping Center        Giant                                  946,677               1.9%
Del Alba Shopping Center                Stop & Shop                            924,796               1.8%
Shoppes at Easton Shopping Center       Giant                                  772,131               1.5%
Brandywine Commons Shopping Center      Shoprite                               763,746               1.5%
Arundel Plaza Shopping Center           Lowes                                  760,000               1.5%
Lutherville Station Shopping Center     SuperValue                             723,300               1.4%
Ingleside Shopping Center               Safeway                                685,630               1.4%
York Road Plaza Shopping Center         Giant                                  655,000               1.3%
Rosedale Plaza Shopping Center          Super Fresh                            631,375               1.3%
-------------------------------------------------------------------------------------------------------------------
APPROXIMATE ANNUALIZED MINIMUM RENT
TOTAL PORTFOLIO                         $ 50,000,000
-------------------------------------------------------------------------------------------------------------------

         Grocers by Ownership
         September 30, 2001
   Total Annual Minimum Rent - Grocers                               $13,029,524

CENTER                         TENANT NAME                         GLA
------                         -----------                         ---
ROYAL AHOLD UNITS
-----------------
GIANT OF MARYLAND
-----------------
Arundel Plaza                      Giant                          51,976
Wilkens Beltway Plaza              Giant                          55,108
Shawan Plaza                       Giant                          55,330
York Road Plaza                    Giant                          56,892
New Town Village                   Giant                          60,985
Shoppes at Easton                  Giant                          64,885

GIANT OF CARLISLE
-----------------
Wayne Heights Mall                 Martin's                       31,409
Wayne Plaza                        Giant                          53,760

STOP & SHOP
-----------
Del Aba Plaza                      Stop & Shop                    61,935
----------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Royal Ahold Units             $5,082,775

DELHAIZE AMERICA, INC.
----------------------
Milford Commons                    Food Lion                      33,000
North East Station                 Food Lion                      38,372
----------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Food Lion                       $549,000

ASSOCIATED WHOLESALERS, INC.

Stonehedge Square                  Nells Market                   42,552
----------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Nells Market                    $321,232

GOLUB CORPORATION
-----------------
Colonie Plaza                      Price Chopper                        60,000
Columbia Plaza                     Price Chopper                        65,895
----------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Price Chopper                   $959,298

SUPERVALU, INC.
---------------
Lutherville Station                Vacant-Paying Rent                   60,275
Skyline Village                    Vacant-Paying Rent                   64,485
-----------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Supervalu, Inc.                $1,171,471

SAFEWAY STORES
--------------
Enchanted Forest                   Safeway                              50,093
Burke Town Plaza                   Safeway                              53,495
Ingleside Shopping Center          Sateway                              54,200
------------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Safeway Stores                  $1,351,197

WAKEFERN FOOD CORPORATION
-------------------------
Brandywine Commons                 Shoprite                             58,236
-------------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Shoprite                           $763,746

GREAT ATLANTIC & PACIFIC TEA COMPANY
------------------------------------
Saucon Valley                      Super Fresh                          47,827
Security Square                    Super Fresh                          58,187
Rosedale Plaza                     Super Fresh                          50,510
--------------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Super Fresh                       $2,242,305

WEIS MARKETS
------------
Waverly Woods                      Weis  Markets                        53,500
--------------------------------------------------------------------------------------------------------------
                                   Total Annual Minimum Rent from Weis Markets                        $588,500

     Based on 5.3 million  square feet of space at September  30, 2001,  grocery leased space represents approximately 24.2% of leasable square footage and based on minimum  rentals of $50 million for that same  period,  grocery  leased space represents approximately 26.1% of such rental.

                                              13